SEVERANCE PAY OBLIGATIONS	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
SEVERANCE PAY OBLIGATIONS

NOTE 6 – SEVERANCE PAY OBLIGATIONS

Israeli law generally requires payment of severance pay upon dismissal of an employee or upon termination of employment in certain other circumstances. The Israel pension and severance pay liability to employees are covered mainly by regular deposits with recognized pension and severance pay funds under the employees’ names and through the purchase of insurance policies.

Most of the Company’s employees are covered by a defined contribution plan under Section 14 of the Israel Severance Pay Law. According to the plan, the Company regularly makes payments to severance pay or pension funds without having a legal or constructive obligation to pay further contributions if the funds do not hold sufficient assets to pay all employees in the plan the benefits relating to employee service in the current and prior periods. Neither severance pay liability nor severance pay funds under Section 14 for such employees is recorded on the Company’s balance sheet as the Company is relieved of its obligation upon contribution.

For certain Israeli employees, the Company accrues severance pay liability, calculated pursuant to Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment as of the balance sheet date (the “Shut-Down method”). The liability is recorded as if it was payable at each balance sheet date on an undiscounted basis.

The Company’s liability with respect to Israeli employees’ is covered by monthly deposits with severance pay funds. The value of the deposited funds is based on the cash surrender value of these policies and includes profits (or loss) accumulated through the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligations pursuant to Israeli Severance Pay Law or labor agreements. The amounts funded are presented separately in the balance sheet as funds in respect to employees’ rights upon retirement.

During the five-year period following December 31, 2021, the Company expects to pay future benefits to two employees upon each such employee’s normal retirement age. The Company anticipates that the benefits payable will be approximately $0.1 million.

The amounts of severance pay expenses were approximately $0.3 million, $0.2 million, and $0.2 million for each of the years ended December 31, 2021, 2020 and 2019, respectively, which were substantially made up of company payments to the Contribution Plans. Gains on amounts funded in respect of employee rights upon retirement for the years ended December 31, 2021, 2020 and 2019 was immaterial.

The Company expects to contribute approximately $0.3 million in the year ending December 31, 2022 to insurance companies in connection with its severance liabilities for its operations for that year, approximately all of which will be contributed to one or more Contribution Plans.

The above amounts were determined based on the employees’ current salary rates and the number of years’ service that will have been accumulated at their retirement date. These amounts do not include amounts that might be paid to employees that will cease working with the Company before reaching their normal retirement age.

VASCULAR BIOGENICS LTD.

NOTES TO THE FINANCIAL STATEMENTS (continued)